Fair Value Measurements (Reconciliation of Fair Value Measurements of Assets and Liabilities Utilizing Level 3 Inputs) (Details) (Level 3 [Member], USD $) In Thousands, unless otherwise specified	9 Months Ended
Sep. 30, 2014
Level 3 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fair value as of December 31, 2013	$ 29,025
Payments	(10,795)
Additions	44,525
Gains recognized in earnings, net	(1,289)
Fair value as of June 30, 2014	$ 61,466